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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2002


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
          DATED AS OF SEPTEMBER 1, 2002, PROVIDING FOR THE ISSUANCE OF
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2002-FFA)


                        FINANCIAL ASSET SECURITIES CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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       Delaware                    333-84929          06-1442101
----------------------------      ------------        ----------------------
(State or Other Jurisdiction      (Commission         (I.R.S. Employer
of Incorporation)                 File Number)        Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                    06830
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(Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
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                                       -2-


Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

          On September 26, 2002, a single series of certificates, entitled First Franklin Mortgage Loan Trust 2002-FFA, Asset-Backed Certificates, Series 2002-FFA (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2002 (the "Agreement"), attached hereto as
Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of ten classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class S-1 Certificates", "Class S-2 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates" and "Class X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a pool of mortgage loans (the "Mortgage Pool'") of second lien fixed-rate residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $286,898,831 as of September1, 2002 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated September 23, 2002, between Option One and the Depositor (the "Purchase Agreement"). The Class A-1 Certificates, the Class S-1 Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated September 23, 2002 (the "Underwriting Agreement") between the Depositor and the Underwriter.

          The Certificates have the following initial Certificate Balances and Pass-Through Rates:

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                    Initial Certificate Principal
      Class           Balance or Notional Amount         Pass-through Rate
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       A-1                   $235,258,000                     Variable
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       S-1                   $28,689,000                      Variable
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       S-2                   $28,689,000                      Variable
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       M-1                   $21,517,000                      Variable
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       M-2                   $15,779,000                      Variable
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       M-3                   $14,344,000                      Variable
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        C                       $ 731                         Variable
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        P                      $100.00                          N/A
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        R                        100%                           N/A
============================================================================
        X                        100%                           N/A
============================================================================





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                                      -3-


          The Certificates, other than the Class C Certificates, the Class P Certificates, the Class X Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated September 20, 2002 and the Prospectus Supplement, dated September 23, 2002, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates, the Class S-1 Certificates, the Class X Certificates, and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

      EXHIBIT NO.                          DESCRIPTION
      -----------                          -----------
           4.1 Pooling and Servicing Agreement, dated as of September 1, 2002, by and among Financial Asset Securities Corp. as Depositor, Option One Mortgage Corporation as Master Servicer and Wells Fargo Bank Minnesota, National Association as Trustee, relating to the Series 2002-FFA Certificates.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 14, 2002


                                                 FINANCIAL ASSET SECURITIES
                                                 CORP.


                                                 By:   /s/Frank Y. Skibo
                                                    ---------------------------
                                                 Name: Frank Y. Skibo
                                                 Title:







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                                Index to Exhibits
                                -----------------


                                                                   Sequentially
Exhibit No.                   Description                          Numbered Page
-----------                   -----------                          -------------
    4.1          Pooling and Servicing Agreement, dated as of             7
                 September 1, 2002, by and among Financial
                 Asset Securities Corp. as Depositor, Option
                 One Mortgage Corporation as Master Servicer and Wells Fargo Bank Minnesota, National
                 Association as Trustee, relating to the
                 Series 2002-FFA Certificates.






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                           Exhibit 4.1




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